                                                                    Exhibit 10.4

                                                              September 22, 2004

Sunshine Staff Leasing, Inc.
Sunshine Companies, Inc.
Sunshine Companies II, Inc.
Sunshine Companies III, Inc.
Sunshine Companies IV, Inc.
Paradyme, Inc.
ABS IV, Inc.
Attention:  Craig A. Vanderburg

RE: FORBEARANCE ARRANGEMENT ("FORBEARANCE AGREEMENT") DATED JULY 1, 2004, AMONG COMERICA BANK ("BANK"), SUNSHINE STAFF LEASING, INC., SUNSHINE COMPANIES, INC., SUNSHINE COMPANIES II, INC., SUNSHINE COMPANIES III, INC., SUNSHINE COMPANIES IV, INC., PARADYME, INC., AND ABS IV, INC. ("BORROWERS"), CRAIG A. VANDERBURG, JOHN BURCHAM, PRESIDION SOLUTIONS, INC. F/K/A AFFINITY BUSINESS SERVICES, INC. AND PRESIDION CORPORATION ("GUARANTORS")

Dear Mr. Vanderburg:

Please refer to any and all documents, instruments and agreements executed in connection with the financing arrangements from Bank to Borrowers and Guarantors including the Forbearance Agreement (collectively, the "Loan Documents"). All amounts due from Borrowers to Bank, whether now or in the future, contingent, fixed, primary and/or secondary, including, but not limited to, principal, interest, inside and outside counsel fees, audit fees, costs, expenses, and any and all other charges provided for in the Loan Documents shall be known, in the aggregate, as the "Liabilities". All capitalized terms not defined in this letter agreement ("Second Agreement") shall have the meanings described in the Loan Documents.

As of September 20, 2004 the Liabilities include:

LOANS (NOTE AMOUNT AND DATE)        PRINCIPAL             INTEREST
---------------------------         ---------             --------

REVOLVING LOAN
($6,000,000; 09/30/03)               $1,700,000.00        $9,751.39

The amounts referenced above are exclusive of interest accruing after September 20, 2004, costs and expenses (including, but not limited to, audit fees and inside and outside counsel fees).

Without limitation we have reviewed the June 30, 2004 financial statements, which showed substantial losses. Also, Borrowers are in default of financial covenants under the Loan Document, including the required minimum debt service coverage and minimum net worth. Borrowers have disclosed that Borrowers have failed to pay Federal withholding taxes which are due and owing.

Sunshine Staff Leasing, Inc.
Sunshine Companies, Inc.
Sunshine Companies II, Inc.
Sunshine Companies III, Inc.
Sunshine Companies IV, Inc.
Paradyme, Inc.
ABS IV, Inc.
September 22, 2004
Page 2

As a result of and for the reasons outlined above, Bank hereby restates its demands payment in full of all of the Liabilities. By copy of this letter demand is also hereby made of the Guarantors of the Liabilities.

Bank's agreement to forbear under the Forbearance Agreement terminated on July 31, 2004. On August 5, 2004, Bank notified Borrowers and Guarantors in writing of the termination of any obligation of Bank to forbear from further action to collect the Liabilities, and Bank reserved all rights and remedies. Borrowers and Guarantors have requested that Bank again forbear from further action to collect the Liabilities.

Subject to Borrowers' and Guarantors' timely, written acceptance of the following conditions, Bank is willing to forbear until November 20, 2004, subject to earlier termination as provided below, from further action to collect the Liabilities:

1. Borrowers and Guarantors acknowledge the Liabilities as set out in the Loan Documents, the amount of the Liabilities as stated above and the existence of the defaults. Borrowers and Guarantors acknowledge and agree that Bank's demand for repayment of the Liabilities is timely and proper.

2. Future administration of the Liabilities and financing arrangements among Bank, Borrowers and Guarantors shall continue to be governed by the covenants, terms and conditions of the Loan Documents, which are ratified and confirmed and are incorporated by this reference, except to the extent that the Loan Documents have been superseded, amended, modified or supplemented by this Second Agreement, then this Second Agreement shall govern.

3. Borrowers and Guarantors acknowledge Bank is under no obligation to advance funds or extend credit to Borrowers pursuant to the Loan Documents, or otherwise.

4. Borrowers agree to use their best efforts (i) to procure alternative financing to repay the Liabilities in full by October 31, 2004, and (ii) to procure by October 31, 2004 a letter of credit or other support acceptable to Bank to further secure payment of the Liabilities. Borrowers will provide to Bank, upon Bank's request, written evidence of those efforts.

    Borrowers shall at the request of Bank execute a notification to each maker of each note pledged to Bank advising each to pay Bank directly all future payments under the notes.

5. Borrowers shall make the following principal payments to Bank by the due dates indicated:

        DUE DATE             AMOUNT
        --------             -------

        September 24, 2004   $200,000
        October 1, 2004      $200,000
        October 8, 2004      $200,000
        October 15, 2004     $200,000
        October 22, 2004     $200,000
        October 29, 2004     $200,000
        November 5, 2004     $200,000
        November 12, 2004    $200,000
        November 19, 2004    $100,000

    Also, concurrently with execution and delivery of this Second Agreement, Borrowers shall reimburse Bank for attorney fees and expenses of $34,365.85. This reimburses Bank for only a portion of the fees

Sunshine Staff Leasing, Inc.
Sunshine Companies, Inc.
Sunshine Companies II, Inc.
Sunshine Companies III, Inc.
Sunshine Companies IV, Inc.
Paradyme, Inc.
ABS IV, Inc.
September 22, 2004
Page 3

    and expenses included in the Liabilities. Without limitation, the Liabilities continue to include all costs and expenses incurred by Bank (including all attorney fees and expenses).

6. Concurrently with execution of this Second Agreement, Borrowers will pay to Bank a fee of $25,000. The entire fee is in consideration of Bank's costs in negotiating and structuring this Second Agreement (and not as consideration for any specific period of forbearance). This fee is fully earned upon acceptance of this Second Agreement by Borrowers and Guarantors and is not refundable. If the Liabilities are paid in full by October 15, 2004, and as of the date of such payoff Borrowers have timely made all payments required under this Second Agreement and Bank has not terminated its forbearance under this Second Agreement, then at the closing of the payoff of the loan, the Borrowers shall receive a $25,000 credit against the payoff amount.

7. By October 15, 2004, Mr. Burcham shall deliver to Bank copies of all mortgages on his residence and statements identifying the then current balances secured by those mortgages. By October 15, 2004, Mr. Burcham shall deliver to Bank copies of the annuity contract identified by him in his prior personal financial statement delivered to Bank.

8. Effective as of August 1, 2004, Interest on Liabilities shall accrue at Bank's "prime rate" (as defined in the Loan Documents) plus six percentage points (6.0%) and shall be due and payable on the first (1st) day of each and every month, and upon the occurrence of a default under the terms of this Second Agreement or any further defaults under the Loan Documents, then the Liabilities shall accrue interest at the rate otherwise provided in this paragraph plus three percentage points (3.0%).

9. Borrowers and Guarantors acknowledge and agree the Loan Documents presently provide for and they shall reimburse for any and all costs and expenses of Bank, including, but not limited to, all inside and outside counsel fees of Bank whether in relation to drafting, negotiating or enforcement or defense of the Loan Documents or this Agreement, including any preference or disgorgement actions as defined in this Agreement and all of Bank's audit fees, incurred by Bank in connection with the Liabilities, Bank's administration of the Liabilities and/or any efforts of Bank to collect or satisfy all or any part of the Liabilities. Borrowers and Guarantors shall immediately reimburse Bank for all of Bank's costs and expenses upon Bank's incurrence thereof or upon demand.

10. Loan payments, interest on the Liabilities, loan administration expenses, including, but not limited to, all inside and outside counsel fees of Bank and Bank's audit fees, may be charged directly to Borrower's checking account maintained with Bank.

11. In addition to all reporting currently required by the Loan Documents; (a) Borrowers shall provide weekly to Bank updated cash flow forecasts by Tuesday of each week for the preceding week, in form acceptable to Bank; and
    (b) Borrowers shall provide weekly to Bank updated tracking of Borrower's outstanding, unpaid withholding tax liabilities, in form acceptable to Bank;
    (c) copies of month end payroll taxes reallocation forms prepared by Borrowers for IRS as and when delivered to the IRS or by the fifteenth day of each month for the prior month, whichever is earlier.

12. Without limitation, Borrowers shall be in default under this Second Agreement if the IRS places a lien on the assets of any of the Borrowers for unpaid withholding taxes.

13. Borrowers and Guarantors acknowledge and agree the Loan Documents presently provide and they shall permit Bank to conduct such fair market value appraisals, inspections, surveys and/or testing, whether for environmental contamination or otherwise, that Bank deems necessary, on any and all real

Sunshine Staff Leasing, Inc.
Sunshine Companies, Inc.
Sunshine Companies II, Inc.
Sunshine Companies III, Inc.
Sunshine Companies IV, Inc.
Paradyme, Inc.
ABS IV, Inc.
September 22, 2004
Page 4

    property and personal property upon which Bank may possess a mortgage or security interest securing the Liabilities, and the cost of such appraisals, inspections, surveys and testing are part of the costs and expenses for which the Borrowers and Guarantors must reimburse Bank.

14. To the extent any payment received by Bank is deemed a preference, fraudulent transfer or otherwise by a court of competent jurisdiction which requires the Bank to disgorge such payment then such payment will be deemed to have never occurred and the Liabilities will be adjusted accordingly

15. This Second Agreement shall be governed and controlled in all respects by the laws of the State of Michigan, without reference to its conflict of law provisions, including interpretation, enforceability, validity and construction.

16. Bank expressly reserves the right to exercise any or all rights and remedies provided under the Loan Documents and applicable law except as modified herein. Bank's failure to immediately exercise such rights and remedies shall not be construed as a waiver or modification of those rights or an offer of forbearance.

17. This Second Agreement will inure to the benefit of the Bank and all its past, present and future parents, subsidiaries, affiliates, predecessors and successor corporations and all of their subsidiaries and affiliates.

18. Borrowers and Guarantors agree to execute any and all additional and supplemental documentation, and provide such further assistance and assurances as Bank may require, in Bank's sole and absolute discretion, to give full effect of the terms, conditions and intentions of this Agreement.

19. Bank anticipates that discussions addressing the Liabilities may take place in the future. During the course of such discussions, Bank Borrowers and Guarantors, may touch upon and possibly reach a preliminary understanding on one or more issues prior to concluding negotiations. Notwithstanding this fact and absent any express written waiver by Bank, Bank will not be bound by an agreement on any individual issues unless and until an agreement is reached on all issues and such agreement is reduced to writing and signed by Borrowers and Guarantors, and Bank.

20. As of the date of execution and delivery of this Second Agreement by Borrowers and Guarantors, there are no offers outstanding from Bank to Borrowers and Guarantors. Any prior offer by Bank, whether oral or written is hereby rescinded in full. There are no oral agreements between Bank and Borrowers and Guarantors; any agreements concerning the Liabilities are expressed only in the existing Loan Documents. The duties and obligations of Borrowers and Guarantors and Bank shall be only as set forth in the Loan Documents and this Second Agreement when executed by all parties.

21. Borrowers and Guarantors acknowledge that they have reviewed (or have had the opportunity to review) this Second Agreement with counsel of their choice and have executed this Second Agreement of their own free will and accord and without duress or coercion of any kind by Bank or any other person or entity.

22. BORROWERS, GUARANTORS AND BANK ACKNOWLEDGE AND AGREE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL

Sunshine Staff Leasing, Inc.
Sunshine Companies, Inc.
Sunshine Companies II, Inc.
Sunshine Companies III, Inc.
Sunshine Companies IV, Inc.
Paradyme, Inc.
ABS IV, Inc.
September 22, 2004
Page 5

    BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT, THE LOAN DOCUMENTS OR LIABILITIES.

23. DEFAULTS HAVE OCCURRED UNDER THE LOAN DOCUMENTS. BORROWERS AND GUARANTORS, TO THE FULLEST EXTENT ALLOWED UNDER APPLICABLE LAW, WAIVE ALL NOTICES THAT BANK MIGHT BE REQUIRED TO GIVE BUT FOR THIS WAIVER, INCLUDING ANY NOTICES OTHERWISE REQUIRED UNDER SECTION 6 OF ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE AS ENACTED IN THE STATE OF MICHIGAN OR THE RELEVANT STATE CONCERNING THE APPLICABLE COLLATERAL (AND UNDER ANY SIMILAR RIGHTS TO NOTICE GRANTED IN ANY ENACTMENT OF REVISED ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE). FURTHERMORE, BORROWERS AND GUARANTORS WAIVE (A) THE RIGHT TO NOTIFICATION OF DISPOSITION OF THE COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE, (B) THE RIGHT TO REQUIRE DISPOSITION OF THE COLLATERAL UNDER SECTION 9-620(E) OF THE UNIFORM COMMERCIAL CODE, AND (C) ALL RIGHTS TO REDEEM ANY OF THE COLLATERAL UNDER SECTION 9-623 OF THE UNIFORM COMMERCIAL CODE.

24. BORROWERS AND GUARANTORS, IN EVERY CAPACITY, INCLUDING, BUT NOT LIMITED TO, AS SHAREHOLDERS, PARTNERS, OFFICERS, DIRECTORS, INVESTORS AND/OR CREDITORS OF BORROWERS AND/OR GUARANTORS, OR ANY ONE OR MORE OF THEM, HEREBY WAIVE, DISCHARGE AND FOREVER RELEASE BANK, BANK'S EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS, FROM AND OF ANY AND ALL CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS BORROWERS AND/OR GUARANTORS MAY HAVE OR MAY HAVE MADE OR WHICH ARE BASED ON FACTS OR CIRCUMSTANCES ARISING AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS AGREEMENT, WHETHER KNOWN OR UNKNOWN, AGAINST ANY OR ALL OF BANK, BANK'S EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS.

25. This Second Agreement may be executed in counterparts and facsimiles and the counterpart, when properly executed and delivered by signing deadline, will constitute a fully executed complete agreement.

24. Borrowers and Guarantors shall properly execute this Second Agreement and hand deliver same to the undersigned by no later than 5:00 p.m. on September 24, 2004.

Bank reserves the right to terminate its forbearance prior to November 20, 2004, in the event of any new defaults under the Loan Documents, defaults under this Second Agreement, in the event of further deterioration in the financial condition of Borrowers or Guarantors or further deterioration in Banks collateral position, and/or in the event Bank, for any reason, believes that the prospect of payment or performance is impaired.

Very truly yours,

/s/ Jacob Villemure
-------------------
Jacob Villemure

Sunshine Staff Leasing, Inc.
Sunshine Companies, Inc.
Sunshine Companies II, Inc.
Sunshine Companies III, Inc.
Sunshine Companies IV, Inc.
Paradyme, Inc.
ABS IV, Inc.
September 22, 2004
Page 6

Assistant Vice President
P.O. Box 75000
MC 3205
Detroit, Michigan 48275-3205
(313) 222-9218
fax: (313) 222-1244


                           [SIGNATURE PAGES TO FOLLOW]

Sunshine Staff Leasing, Inc.
Sunshine Companies, Inc.
Sunshine Companies II, Inc.
Sunshine Companies III, Inc.
Sunshine Companies IV, Inc.
Paradyme, Inc.
ABS IV, Inc.
September 22, 2004
Page 7

ACKNOWLEDGED AND AGREED:

SUNSHINE STAFF LEASING, INC.

By:  /s/ Craig A. Vanderburg        Date:  September 22, 2004
     -----------------------
Its:  President
      ---------

SUNSHINE COMPANIES, INC.

By:  /s/ Craig A. Vanderburg        Date:  September 22, 2004
     -----------------------
Its:  President
      ---------

SUNSHINE COMPANIES II, INC.

By:  /s/ Craig A. Vanderburg        Date:  September 22, 2004
     -----------------------
Its:  President
      ---------

SUNSHINE COMPANIES III, INC.

By:  /s/ Craig A. Vanderburg        Date:  September 22, 2004
     -----------------------
Its:  President
      ---------

SUNSHINE COMPANIES IV, INC.

By:  /s/ Craig A. Vanderburg        Date:  September 22, 2004
     -----------------------
Its:  President

PARADYME, INC.

By:  /s/ Craig A. Vanderburg        Date:  September 22, 2004
     -----------------------
Its:  President

ABS IV, INC.

By:  /s/ Craig A. Vanderburg        Date:  September 22, 2004
     -----------------------
Its:  President

/s/ Craig A. Vanderburg             Date:  September 22, 2004
-----------------------
Craig A. Vanderburg

/s/ John Burcham                    Date:  September 22, 2004
----------------
John Burcham

Sunshine Staff Leasing, Inc.
Sunshine Companies, Inc.
Sunshine Companies II, Inc.
Sunshine Companies III, Inc.
Sunshine Companies IV, Inc.
Paradyme, Inc.
ABS IV, Inc.
September 22, 2004
Page 8

PRESIDION SOLUTIONS, INC.

By:  /s/ Craig A. Vanderburg        Date:  September 22, 2004
     -----------------------
Its:  President
      ---------

PRESIDION CORPORATION

By:  /s/ Craig A. Vanderburg        Date:  September 22, 2004
     -----------------------
Its:  President
      ---------